                      METROPOLITAN LIFE INSURANCE COMPANY
                      NEW ENGLAND VARIABLE ANNUITY FUND I


                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                        SUPPLEMENT DATED MAY 1, 2017 TO
              PROSPECTUS DATED NOVEMBER 1, 2002 (AS SUPPLEMENTED)


This supplement updates certain information contained in your last prospectus dated November 1, 2002 and subsequent supplements. You should read and retain this supplement.


We currently are not offering any new contracts. However, Contractholders of existing flexible payment deferred contracts may continue to make purchase payments.


The portfolio available with your contract is the MetLife Stock Index Portfolio (the "Portfolio") of Brighthouse Funds Trust II (formerly, the Metropolitan Series Fund). All references in the prospectus to the "Metropolitan Fund" are replaced with "Brighthouse Funds Trust II."

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
     MetLife Stock Index Portfolio

The Financial Industry Regulatory Authority (FINRA) provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


EXPENSE TABLE


The first table below shows the range (minimum and maximum) of total annual operating expenses charged by the Portfolio, before any voluntary or contractual fee waivers and/or expense reimbursements. The assets of the New England Variable Annuity Fund I (the "Fund") are invested solely in the MetLife Stock Index Portfolio of Brighthouse Funds Trust II which may impose a redemption fee in the future. The second table shows the Portfolio's management fee, distribution and/or service (12b-1) fees if applicable, and other expenses. More detail concerning this Portfolio's fees and expenses is contained in the prospectus for this Portfolio. The Current prospectus for the MetLife Stock Index Portfolio may be obtained by calling 1-800-777-5897.


FEES AND EXPENSES FOR YEAR ENDED DECEMBER 31, 2016


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES


                                                                                             MINIMUM MAXIMUM
                                                                                             ------- -------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b- 1) fees, and other expenses).........................................  0.27%   0.27%

PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)


The following table is a summary. For more complete information on Portfolio fees and expenses, please refer to the prospectus for each Portfolio.


                                        DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                           AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                             MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
PORTFOLIO                       FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
---------                    ---------- ------------ -------- --------- --------- ------------- ---------
BRIGHTHOUSE FUNDS TRUST II
  -- CLASS A
  MetLife Stock Index
   Portfolio................     0.25%        --        0.02%     --       0.27%       0.01%       0.26%


The information shown in the table above was provided by the Portfolio. The Portfolio and its investment adviser have entered into a fee waiver arrangement that will continue from May 1, 2017 through April 30, 2018. This arrangement can be terminated with respect to the Portfolio only with the approval of the Portfolio's board of trustees. Please see the Portfolio's prospectus for additional information regarding this arrangement.


THE PORTFOLIO


PORTFOLIO                        INVESTMENT OBJECTIVE                   INVESTMENT ADVISER/SUBADVISER
-------------------------------- -------------------------------------- -------------------------------------
BRIGHTHOUSE FUNDS TRUST II --
  CLASS A
  MetLife Stock Index Portfolio  Seeks to track the performance of the  Brighthouse Investment Advisers, LLC
                                 Standard & Poor's 500(R)               Subadviser: MetLife Investment
                                 Composite Stock Price Index.           Advisors, LLC


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE METLIFE STOCK INDEX PORTFOLIO


An investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of the Fund, or its affiliates, may make payments to us and/or certain of our affiliates. Prior to March 6, 2017, Brighthouse Investment Advisers, LLC was known as MetLife Advisers, LLC and as of the date of this prospectus, our affiliate. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the contracts and, in our role as an intermediary, with respect to the Fund. We and our affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Contractholders, through their indirect investment in the Fund, bear the costs of these advisory fees (see the prospectuses for the Fund for more information). The amount of the payments we receive is based on a percentage of assets of the Fund attributable to the contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or their affiliates) may pay us more than others. These percentages currently range up to 0.50%.


Additionally, an investment adviser (other than Brighthouse Investment Advisers, LLC) or subadviser of the Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or its affiliate) with increased access to persons involved in the distribution of the contracts.


As of the date of this prospectus, we and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser, Brighthouse Investment Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in Brighthouse Investment Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Fund. We will benefit accordingly from assets allocated to the Fund to the extent they result in profits to the adviser. (See "Expense Table -- Fund Annual Expenses" for information on the management fee paid by the Fund and the Statement of Additional Information for the Fund for information on the management fee paid by the adviser to the subadvisers, if any.) In 2016, MetLife, Inc. announced plans to pursue the separation, through one or more transactions, of a substantial portion of its U.S. retail business, including Brighthouse Investment Advisers, LLC, then known as MetLife Advisers, LLC. The new separate retail business will be organized under a holding company named Brighthouse Financial, Inc. ("Brighthouse"). Following these transactions, Brighthouse Investment Advisers, LLC will be a wholly-owned subsidiary of Brighthouse and will no longer be affiliated with MetLife, Inc., and it is expected that MetLife, Inc. and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers and/or its affiliates of the type described in the second preceding paragraph. Additionally, it is expected that MetLife, Inc. and/or certain of its affiliates will receive payments from Brighthouse Investment Advisers and/or its affiliates in an amount approximately equal to the profit distributions they would have received had these transactions not occurred.


THE VARIABLE ANNUITY CONTRACTS


ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS)


We have modified the DEFERRED CONTRACTS subsection in ANNUITY PERIOD (DEFERRED AND IMMEDIATE CONTRACTS) so that the first three sentences read as follows:


When you apply for a deferred contract, ordinarily you select (1) a retirement date (Maturity Date) on which we will begin to make annuity payments and (2) a form of payment option (See "Annuity Payment Options Available.") You can choose the month and year in which the annuity payments begin. Your Maturity Date will be the first day of the calendar month unless, subject to our current established administrative procedures, we allow you to select another day of the month as your Maturity Date.


DISTRIBUTION OF THE CONTRACTS


The principal executive offices of MetLife Investors Distribution Company, the principal underwriter and distributor of the contracts, are located at 200 Park Avenue, New York, New York 10166.


FINANCIAL STATEMENTS


The financial statements for the Sub-Account of the Separate Account are attached. Upon request, financial statements for the insurance company will be sent to you without charge.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


Distributor:                                           (800) 848-3854
MetLife Investors Distribution Company